Citizens South Banking Corporation

Kim Price

President and CEO

Private Investors Meetings

November 7, 2002 - New York

November 8, 2002 - Boston

CITIZENS SOUTH
BANKING CORPORATION

FORWARD LOOKING STATEMENTS

This presentation contains forward looking statements with respect to the financial conditions and operations of Citizens South Banking Corporation and its wholly-owned subsidiary, Citizens South Bank.

These forward looking statements involve risks and uncertainties. Factors that may cause actual results to differ materially from those projected in the forward looking statements include, among others, the following possibilities: 1) general economic conditions are less favorable than expected; 2) changes in market interest rates reduce interest margins; 3) risks in the loan portfolio, including prepayments, are greater than expected; 4) legislation or regulatory changes adversely affect the businesses in which the company is engaged and; 5) competitive pressures increase significantly. For further information and other factors that may affect the accuracy of forward looking statements, please refer to reports that the company files from time to time with the SEC, including quarterly reports on Form 10-QSB and current reports filed on Form 8-K. Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgements only as of the date hereof. The company undertakes no obligation to publicly revise these forward looking statements to reflect events and circumstances that may arise after the date hereof.

OVERVIEW OF PRESENTATION

- At a Glance
- History of Citizens South Banking Corporation
- Vision and Business Strategy
- Third Quarter Results
- Why Own CSBC?

CITIZENS SOUTH
BANKING CORPORATION

AT A GLANCE

Citizens South Banking Corporation

as of September 30, 2002
(dollars in thousands)

• Assets	$509,797
• Loans	$310,912
• Deposits	$341,697
• Equity	$ 95,871
• Branches	Nine existing Two proposed
• Employees	104 FTE

CITIZENS SOUTH
BANKING CORPORATION

AT A GLANCE

Citizens South Banking Corporation

as of September 30, 2002

• Stock Price	$10.00
• Book Value	$10.58
• Price to Book	94.5%
• EPS - basic	$ 0.14
• EPS - diluted	$ 0.13
• P/E Multiple	17.9x
• FBR Q4 EPS Estimate	$ 0.16
• CSBC Q4 EPS Guidance	$ 0.14 to $ 0.16
• No 2003 EPS Consensus	

CITIZENS SOUTH
BANKING CORPORATION

SENIOR MANAGEMENT TEAM

	Years with CSBC	Total Yrs Bank Exp.	Where
• **Kim S. Price** *President and CEO*	5	21	First Natl/ FHLB
• **Paul L. Teem** *EVP and Chief Admin. Officer*	19	19	CSBC
• **Vance B. Brinson, Jr.** *EVP Commercial Lending*	6 mos	25	Wachovia
• **Daniel M. Boyd, IV** *EVP Commercial Lending*	2 mos	18	First Gaston/ Wachovia
• **Gary F. Hoskins** *SVP and CFO*	5	16	CFSLA/ OTS
• **Michael R. Maguire** *SVP and Chief Credit Officer*	3	23	First Union
• **J. Stephen Huffstetler** *SVP Retail Banking*	5	23	First Comm./ First Union

BRANCH LOCATIONS


Existing
Proposed
Winston-Salem
Raleigh
Asheville
Hickory
Charlotte
NORTH CAROLINA
Iredell County
Rowan County
Gaston County

Main Office
245 West Main Avenue
Gastonia, NC 28052

3135 Dallas High Shoals Road
Dallas, NC 28034

1670 Neal Hawkins Road
Gastonia, NC 28056

106 West Main Street
Rockwell, NC 28138

412 South Highway 27
Stanley, NC 28164

1535 Burtonwood Drive
Gastonia, NC 28054

253 South Main Street
Mount Holly, NC 28120

401 West Innes Street
Salisbury, NC 28144

307 North Center Street
Statesville, NC 28677

Park Street
Belmont, NC

Bradley School Road
Mooresville, NC

DEPOSIT MARKET SHARE - GASTON COUNTY

	Financial Institution	June 30, 2000 Deposits	June 30, 2000 Market %	June 30, 2001 Deposits	June 30, 2001 Market %	Amount of Growth	Percent of Growth
1	Branch Banking and Trust	$529,371	32.42%	$552,931	31.97%	$23,560	4.45%
2	Citizens South Bank	$163,345	10.00%	$182,057	10.53%	$18,712	11.46%
3	First Union National Bank	$163,959	10.04%	$166,343	9.62%	$2,384	1.45%
4	Wachovia Bank	$166,509	10.20%	$163,567	9.46%	($2,942)	-1.77%
5	Bank of America	$113,924	6.98%	$142,318	8.23%	$28,394	24.92%
	All other financial institutions	$495,941	30.37%	$522,494	30.21%	$26,553	5.35%
	Total Deposits - Gaston County	**$1,633,049**	**100.00%**	**$1,729,710**	**100.00%**	**$96,661**	**5.92%**

DEPOSIT MARKET SHARE - ROWAN COUNTY

		June 30, 2000		June 30, 2001		Amount of	Percent of
	Financial Institution	Deposits	Market %	Deposits	Market %	Growth	Growth
1	Farmers & Merchants Bank	$243,309	22.94%	$259,454	22.98%	$16,145	6.64%
2	Central Carolina Bank & Trust	$253,416	23.89%	$252,386	22.35%	($1,030)	-0.41%
3	Wachovia Bank	$167,000	15.75%	$186,586	16.52%	$19,586	11.73%
4	**Citizens South Bank**	**$110,167**	**10.39%**	**$119,177**	**10.55%**	**$9,010**	**8.18%**
5	Rowan Savings Bank, SSB	$80,194	7.56%	$94,186	8.34%	$13,992	17.45%
6	First Union National Bank	$81,899	7.72%	$77,025	6.82%	($4,874)	-5.95%
7	First Charter National Bank	$36,247	3.42%	$38,568	3.42%	$2,321	6.40%
8	Bank of America	$33,348	3.14%	$35,299	3.13%	$1,951	5.85%
	All other financial institutions	$55,064	5.19%	$66,607	5.90%	$11,543	20.96%
Total Deposits - Rowan County		**$1,060,644**	**100.00%**	**$1,129,288**	**100.00%**	**$68,644**	**6.47%**

DEPOSIT MARKET SHARE - IREDELL COUNTY

		June 30, 2000		June 30, 2001		Amount of	Percent of
	Financial Institution	Deposits	Market %	Deposits	Market %	Growth	Growth
1	Branch Banking and Trust Co.	$298,252	23.76%	$307,837	21.75%	$9,585	3.21%
2	Bank of America	$233,217	18.58%	$255,923	18.08%	$22,706	9.74%
3	First Union National Bank	$180,222	14.36%	$172,511	12.19%	($7,711)	-4.28%
4	Piedmont Bank	$101,075	8.05%	$154,374	10.91%	$53,299	52.73%
5	First Charter National Bank	$45,832	3.65%	$102,262	7.23%	$56,430	123.12%
6	Mooresville Savings Bank, SSB	$87,919	7.00%	$96,151	6.79%	$8,232	9.36%
7	Centura Bank	$65,430	5.21%	$70,764	5.00%	$5,334	8.15%
8	First Citizens Bank and Trust	$60,786	4.84%	$68,563	4.84%	$7,777	12.79%
9	Wachovia Bank	$61,440	4.89%	$64,916	4.59%	$3,476	5.66%
10	**Citizens South Bank**	**$53,011**	**4.22%**	**$52,796**	**3.73%**	**($215)**	**-0.41%**
	All other financial institutions	$68,041	5.42%	$69,131	4.88%	$1,090	1.60%
Total Deposits - Iredell County		**$1,255,225**	**100.00%**	**$1,415,228**	**100.00%**	**$160,003**	**12.75%**

HISTORY OF
CITIZENS SOUTH BANKING CORPORATION

- 1904 - Chartered as a North Carolina mutual building and loan association
- 1982 - Acquired Mutual Building and Savings Association of Mount Holly
- 1998 - Converted to a Mutual Holding Company
- 2001 - Acquired Innes Street Financial Corporation
- 2002 - Converted to a stock holding company

CITIZENS SOUTH
BANKING CORPORATION

TOTAL ASSETS



$220,918
$235,742
$252,750
$447,581
$509,797
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
(000s)
12/31/98
12/31/99
12/31/00
12/31/01 (1)
9/30/02

(1) Includes the assets of Innes Street Financial Corporation which at the time of the acquisition were $222 million

LOANS RECEIVABLE, NET


$156,222
$169,931
$158,820
$334,321
$310,912
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
($000)
12/31/98
12/31/99
12/31/00
12/31/01 (1)
9/30/02

(1) Includes the loans of Innes Street Financial Corporation which at the time of the acquisition were $171 million

LOAN PORTFOLIO MIX



Consumer
0.8%
Second Mortgage
and HELOC
19.2%
One- to four-family
50.9%
Multi-family
residential
2.4%
Construction
5.4%
Nonresidential
11.0%
Commercial business
loans
10.3%

At September 30, 2002

NONPERFORMING ASSETS TO TOTAL ASSETS



0.10%
0.05%
0.19%
0.52%
0.39%
0.75%
0.50%
0.25%
0.00%
12/31/98
12/31/99
12/31/00
12/31/01
9/30/02

T0TAL DEPOSITS


$148,992
$158,603
$167,391
$353,692
$341,697
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
($000)
12/31/98
12/31/99
12/31/00
12/31/01 (1)
9/30/02

(1) Includes the deposits of Innes Street Financial Corporation which at the time of the acquisition were $174 million

NONINTEREST INCOME



$968
$2,470
$2,473
$3,006
$3,984
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
($000)
12/31/98
12/31/99
12/31/00
12/31/01
Proforma
Annualized 9/30/02

NET INTEREST MARGIN


3.62%
3.22%
2.92%
2.52%
3.24%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
12/31/98
12/31/99
12/31/00
12/31/01
9/30/02

NET INCOME



$2,034
$2,136
$1,748
$1,704
$4,431
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
(000s)
12/31/98
12/31/99
12/31/00
12/31/01
Proforma
Annualized 9/30/02

VISION AND BUSINESS STRATEGY

I. Create a Banklike Organization
   A. Management / Culture
   B. Restructure Balance Sheet
   C. Grow Market Share
   D. Generate Noninterest Sources of Revenue
   E. Reduce Interest Rate Risk

II. Enhance Shareholder Value
   A. Leverage Capital
   B. Manage Capital

CITIZENS SOUTH BANKING CORPORATION

VISION AND BUSINESS STRATEGY

I. Create a Banklike Organization

A. Management / Culture

1. Hire banking experience for all markets
2. Focus on building and enhancing customer relationships

B. Restructure Balance Sheet

1. Reduce concentration of residential mortgage loans
2. Increase concentration of consumer and commercial loans
3. Increase amount of demand deposit accounts

CITIZENS SOUTH
BANKING CORPORATION

VISION AND BUSINESS STRATEGY

I. Create a Banklike Organization (continued)

C. Grow Market Share

1. Build customer relationships
2. Community banking philosophy
3. Grow overall market share of deposits
4. Increase number of demand deposits
5. Expand branch network

VISION AND BUSINESS STRATEGY

I. Create a Banklike Organization (continued)

D. Generate Noninterest Sources of Revenue

1. Increase revenues from demand deposit accounts
2. Create additional ATM / Debit card revenues
3. Grow loan origination fees
4. Increase noninterest income from nontraditional bank products such as investments or insurance

VISION AND BUSINESS STRATEGY

I. Create a Banklike Organization (continued)

E. Reduce Interest Rate Risk

1. Originate all new fixed rate mortgage loan production as a broker for a third party
2. Focus on short-term consumer and commercial loans such as home equity lines of credit
3. Invest in short term high quality securities

CITIZENS SOUTH
BANKING CORPORATION

VISION AND BUSINESS STRATEGY

II. Enhance Shareholder Value

A. Leverage Capital

1. Accelerate growth in retail banking
2. Establish *de novo* branches
3. Investigate branch acquisitions
4. Seek related business opportunities
5. Patient pursuant of acquisitions

B. Manage Capital

1. Evaluate dividend policy
2. Pursue stock repurchase plan

THIRD QUARTER 2002 RESULTS

Basic Earnings per Share:

	2002	2001	% Change
First Quarter	$0.11	$0.06	+83.3%
Second Quarter	$0.13	$0.06	+116.7%
Third Quarter	$0.14	$0.05	+180.0%
Fourth Quarter	NA	$0.03	NA
Annual	NA	$0.20	NA

CITIZENS SOUTH
BANKING CORPORATION

WHY OWN CSBC?

- Management Team
- Thrift to Bank Balance Sheet Transformation
- Thrift to Bank Cultural Transformation
- Dynamic Market - fifth fastest growing MSA in USA
- Proven Leverage Performance
- Attractive Price

STOCK PERFORMANCE



Price History - CSBC (11/5/1999-11/1/2002)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
11/1/1999
1/1/2001
1/7/2002
10/28/2002
Citizens South Bancorp
Regional - Southeast Banks

We thank you for your interest in "CSBC"

CITIZENS SOUTH
BANKING CORPORATION

Appendix